UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 15, 2006
PEABODY ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-16463	13-4004153
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

701 Market Street St. Louis, Missouri	63101-1826
(Address of principal executive offices)	(Zip Code)
(314) 342-3400
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On September 15, 2006, Peabody Energy Corporation (the “Company”) entered into an amendment and restatement in full of its existing second amended and restated credit agreement (the “Existing Credit Agreement”) dated as of March 21, 2003, with Fleet National Bank, as administrative agent, Wachovia Bank N.A. and Lehman Commercial Paper Inc., each as syndication agent, Fleet Securities, Inc., Wachovia Securities, Inc. and Lehman Brothers Inc., each as arranger, Morgan Stanley Senior Funding, Inc. and U.S. Bank N.A., each as documentation agents and the lenders from time to time party thereto, pursuant to a third amended and restated credit agreement (the “Third Amended and Restated Credit Agreement”) with Bank of America, N.A., as administrative agent, Citibank, N.A., as syndication agent, and the lenders named therein.
     The Third Amended and Restated Credit Agreement provides for a five-year term loan facility of $950,000,000, which includes a $510,000,000 delayed draw sub-facility, and a five-year revolving credit facility of $1,800,000,000 which is available to obtain revolving loans and letters of credit and which includes a $50,000,000 swingline sub-facility. Loans under the Third Amended and Restated Credit Agreement are available to the Company in U.S. dollars, with a sub-facility under the revolving credit facility available to the Company in Australian dollars, pounds sterling and Euros. Letters of Credit under the Third Amended and Restated Credit Agreement are available to the Company and its subsidiaries in U.S. dollars with a sub-facility available in Australian dollars, pounds sterling and Euros. The Third Amended and Restated Credit Agreement was entered into to finance the acquisition of Excel Coal Limited (which transaction is described in a filing on Form 8-K made on behalf of the Company on July 7, 2006) and related fees and expenses, the financing of other capital expenditures, the refinancing of obligations under the Existing Credit Agreement and the ongoing working capital and other corporate purposes of the Company. Availability of the delayed draw term loan sub-facility is limited to the financing of such acquisition of Excel Coal Limited.
     The Third Amended and Restated Credit Agreement contains customary events of default and covenants, including, among other things, covenants that restrict the ability of the Company and certain of its subsidiaries to incur certain additional indebtedness, create or permit liens on assets, and engage in mergers or consolidations, and certain restrictive financial covenants.
     If an event of default under the Third Amended and Restated Credit Agreement shall occur and be continuing, the commitments thereunder may be terminated and the principal amount outstanding thereunder, together with all accrued unpaid interest and other amounts owed thereunder, may be declared immediately due and payable.
     On September 15, 2006, the Company furthermore entered into an amendment and restatement in full of its existing guarantee and collateral agreement (the “Existing Guarantee and Collateral Agreement”) dated as of March 21, 2003 among the Company, several of its subsidiaries and Fleet National Bank, as administrative agent under the Existing Credit Agreement, pursuant to an amended and restated guarantee (the “Amended and Restated Guarantee”) made by several of the Company’s subsidiaries in favor of Bank of America, N.A., as administrative agent for the lenders under the Third Amended and Restated Credit Agreement. Under the Amended and Restated Guarantee, a substantial number of the Company’s domestic subsidiaries guarantee the Company’s obligations under the Third Amended and Restated Credit Agreement.
     In connection with the amendments and restatements described in the foregoing, the collateral provided with respect to the Company’s obligations under the Existing Credit Agreement and the guarantee obligations of certain of the Company’s subsidiaries under the Existing Guarantee and Collateral Agreement, including the collateral provided pursuant to the Existing Guarantee and Collateral Agreement, has been or shall be released. The Company’s obligations under the Third Amended and Restated Credit Agreement and the related guarantee obligations of certain of its subsidiaries under the Amended and Restated Guarantee are unsecured.
     The Company has a number of other commercial relationships with certain parties to the agreements described above. From time to time, several of the agents and lenders and their affiliates have provided, and may in the future provide, investment banking, general financing and advisory services to the Company.
     The description of the Third Amended and Restated Credit Agreement is qualified in its entirety by the copy thereof which is attached as Exhibit 10.1 hereto and incorporated herein by reference.
     The description of the Amended and Restated Guarantee is qualified in its entirety by the copy thereof which is attached as Exhibit 10.2 hereto and incorporated herein by reference.
Item 1.02 Termination of a Material Definitive Agreement.
     In order to give effect to the release of collateral contemplated in connection with the amendment and restatement of the Existing Credit Agreement and the Existing Guarantee and Collateral Agreement, respectively, as further described under Item 1.01 hereof (“Entry Into a Material Definitive Agreement”), certain other security agreements pertaining to such collateral have been or are expected to be terminated, including certain patent security agreements and a trademark security agreement, each dated as of June 9, 1998, by the Company and certain of the Company’s subsidiaries and certain mortgages granted from time by the Company and certain of its subsidiaries.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.
Item 8.01 Other Events.
     On September 15, 2006, the Company issued a press release announcing the signing of the Third Amended and Restated Credit Agreement and the Amended and Restated Guarantee, as well as the release of all collateral provided with respect to the Existing Credit Agreement. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description

10.1	Third Amended and Restated Credit Agreement, dated as of September 15, 2006 among Peabody Energy Corporation, Bank of America, N.A., as administrative agent, Citibank, N.A., as syndication agent, and the lenders named therein.

10.2	Amended and Restated Guarantee, dated as of September 15, 2006, by several subsidiaries of Peabody Energy Corporation in favor of Bank of America, N.A., as administrative agent under the Third Amended and Restated Credit Agreement dated of even date therewith among Peabody

Energy Corporation, Bank of America, N.A., as administrative agent, Citibank, N.A., as syndication agent, and the lenders named therein.

99.1	Press Release, dated September 15, 2006, of the Company, announcing the signing of the Third Amended and Restated Credit Agreement and the Amended and Restated Guarantee, as well as the release of all collateral provided with respect to the Existing Credit Agreement.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 15, 2006	PEABODY ENERGY CORPORATION
	By:	/s/ Jeffery L. Klinger
		Name:	Jeffery L. Klinger
		Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Third Amended and Restated Credit Agreement, dated as of September 15, 2006 among Peabody Energy Corporation, Bank of America, N.A., as administrative agent, Citibank, N.A., as syndication agent, and the lenders named therein.

10.2	Amended and Restated Guarantee, dated as of September 15, 2006, by several subsidiaries of Peabody Energy Corporation in favor of Bank of America, N.A., as administrative agent under the Third Amended and Restated Credit Agreement dated of even date therewith among Peabody Energy Corporation, Bank of America, N.A., as administrative agent, Citibank, N.A., as syndication agent, and the lenders named therein.

99.1	Press Release, dated September 15, 2006, of the Company, announcing the signing of the Third Amended and Restated Credit Agreement and the Amended and Restated Guarantee, as well as the release of all collateral provided with respect to the Existing Credit Agreement.